Exhibit 99.02

CADENCE REPORTS THIRD QUARTER 2021
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways
• On track to achieve non-GAAP incremental margin of > 50% for the fifth year in a row.
• Now expecting double digit revenue growth and approximately 37% non-GAAP operating margin for 2021.
• FY 2021 operating cash flow expectations increased to approximately $1 billion.

Q4 2021 Outlook
• Revenue : $745 - $765 million.
• GAAP operating margin: approximately 24%.
• Non-GAAP operating margin: approximately 35%.
• GAAP EPS: $0.49 - $0.53
• Non-GAAP EPS: $0.76 - $0.80
• Expect to repurchase approximately $110 million of Cadence stock in Q4.
Q3 2021 KEY METRICS
• Revenue $751 million • GAAP operating margin 26% • Non-GAAP operating margin 36% • GAAP EPS $0.63 • Non-GAAP EPS $0.80 • Operating cash flow $296 million
FY 2021 Outlook
• Revenue: $2.96 - $2.98 billion.
• GAAP operating margin: approximately 26%.
• Non-GAAP operating margin: approximately 37%.
• GAAP EPS: $2.36 - $2.40
• Non-GAAP EPS $3.24 - $3.28
• Operating cash flow: $975 million - $1,025 million.

Financial Results Webcast
Our Q3 2021 financial results webcast will begin October 25, 2021 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on October 25, 2021 until 5:00 p.m. (Pacific) on December 17, 2021.

October 25, 2021	Cadence Q3 2021 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2016	2017*	2018	2019	2020*	2021E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,960- $2,980
Revenue growth*	7%	7%	10%	9%	15%	10% - 11%
3-year CAGR	8%	7%	8%	9%	11%	~12%
3-year CAGR without 53rd week impact		8%			11%

GAAP operating expenses	$1,571	$1,619	$1,742	$1,845	$2,037	~$2,204

Non-GAAP operating expenses	$1,348	$1,409	$1,491	$1,587	$1,739	~$1,871
Non-GAAP operating expense growth		5%	6%	6%	10%	~8%

GAAP operating margin	13%	17%	19%	21%	24%

Implied GAAP operating margin**						26%

Non-GAAP operating margin	26%	28%	30%	32%	35%

Implied Non-GAAP operating margin**						37%

GAAP earnings per share	$0.70	$0.73	$1.23	$3.53	$2.11	$2.36 - $2.40

Non-GAAP earning per share	$1.21	$1.40	$1.87	$2.20	$2.80	$3.24 - $3.28

Weighted average shares diluted outstanding	291.3	280.2	281.1	280.5	279.6	278 - 280

Cash flow from operations	445	471	605	730	905	$975 - $1,025

Capital expenditures	54	58	62	75	95	~$80

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.

Non-GAAP Operating Margin Adjusted for Stock-Based Compensation

	2016	2017	2018	2019	2020	2021E

Non-GAAP operating margin	26%	28%	30%	32%	35%	37%
Stock-based compensation	(6)%	(7)%	(8)%	(8)%	(7)%	~(7)%
Net	20%	21%	22%	24%	28%	30%

October 25, 2021	Cadence Q3 2021 Financial Results	2

Cadence Design Systems, Inc.

Fourth Quarter 2021 Financial Outlook

	Q4 2020A*	Q3 2021	Q4 2021E

Total Revenue ($ Millions)	$760	$751	$745 - $765
Q/Q Growth		3%	(1)% - 2%
Y/Y Growth		13%	(2)% -1%

GAAP Operating Margin	24%	26%	~24%

Non-GAAP Operating Margin	37%	36%	~35%

GAAP EPS	$0.62	$0.63	$0.49 - $0.53

Non-GAAP EPS	$0.83	$0.80	$0.76 - $0.80
Q/Q Growth		(7)%	(5)% -0%
Y/Y Growth		14%	(8)% -(4)%

* Q4 2020 was a 14-week quarter.

Fiscal Year 2021 Financial Outlook

		Previous	Current
	FY 2020*	FY 2021E	FY 2021E

Recurring Revenue	85% - 90%	85% - 90%	85% - 90%

Total Revenue ($ Millions)	$2,683	$2,925 - $2,965	$2,960 - $2,980
Y/Y Growth*	15%	9% - 11%	10% - 11%

Revenue from Beginning Backlog	~70%	~75%	~70%

GAAP Operating Margin	24.1%	24.5% - 25.25%	~26%

Non-GAAP Operating Margin	35.2%	36% - 36.75%	~37%

GAAP Other Income & Expense ($ Millions)	$(13)	$(10) - $(14)	$(13) - $(15)

Non-GAAP Other Income & Expense ($ Millions)	$(13)	$(15) - $(19)	$(17) - $(19)

GAAP Tax Rate	7%	~15%	~12%

Non-GAAP Tax Rate	16%	16%	16%

Weighted Average Diluted Shares Outstanding (Millions)	279.6	278 - 280	278 - 280

GAAP EPS	$2.11	$2.15 - $2.21	$2.36 - $2.40

Non-GAAP EPS	$2.80	$3.14 - $3.20	$3.24 - $3.28
Y/Y Growth	27%	12% - 14%	16% - 17%

Cash Flow from Operations ($ Millions)	$905	$925 - $975	$975 - $1,025

DSO	44	~45	~45

Capital Expenditures ($ Millions)	$95	~$80	~$80

* Fiscal 2020 was a 53-week year.

October 25, 2021	Cadence Q3 2021 Financial Results	3

Cadence Design Systems, Inc.

Third Quarter Financial Results
Backlog

(In Billions)	2018	2019	2020	Q3 2021

Backlog	$3.0	$3.6	$3.9	$3.7

Revenue

(In Millions)	Q3 2020	Q4 2020*	Q1 2021	Q2 2021	Q3 2021

Product and Maintenance	$631	$723	$699	$688	$706
Services	36	37	37	40	45
Total Revenue	$667	$760	$736	$728	$751
* Q4 2020 was a 14-week quarter.

Revenue Mix by Geography

(% of Total Revenue)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Americas	42%	41%	46%	44%	46%
China	17%	17%	12%	14%	13%
Other Asia	19%	18%	18%	19%	18%
Europe, Middle East and Africa	16%	17%	18%	17%	17%
Japan	6%	7%	6%	6%	6%
Total	100%	100%	100%	100%	100%

Revenue Mix by Product Category

(% of Total Revenue)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Custom IC Design and Simulation	24%	26%	23%	23%	23%
Digital IC Design and Signoff	27%	31%	27%	28%	29%
Functional Verification	23%	19%	26%	25%	23%
IP	15%	13%	14%	13%	14%
System Design and Analysis	11%	11%	10%	11%	11%
Total	100%	100%	100%	100%	100%

Gross Margin

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

GAAP Gross Margin	87.7%	90.3%	88.6%	89.5%	89.8%
Non-GAAP Gross Margin	89.6%	92.2%	90.4%	91.8%	91.6%

Total Costs and Expenses

(In Millions)	Q3 2020	Q4 2020*	Q1 2021	Q2 2021	Q3 2021

Total GAAP Costs and Expenses	$497	$575	$532	$543	$557
Total Non-GAAP Costs and Expenses	$428	$478	$456	$441	$483

* Q4 2020 was a 14-week quarter.

October 25, 2021	Cadence Q3 2021 Financial Results	4

Cadence Design Systems, Inc.

Operating Margin

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

GAAP Operating Margin	25.4%	24.3%	27.7%	25.5%	25.8%
Non-GAAP Operating Margin	35.9%	37.1%	38.1%	39.5%	35.7%

Earnings Per Share

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

GAAP Net Income Per Share	$0.58	$0.62	$0.67	$0.56	$0.63
Non-GAAP Net Income Per Share	$0.70	$0.83	$0.83	$0.86	$0.80

Total DSO

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

DSO	41	44	48	49	40

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Net Cash from Operating Activities	$206	$136	$208	$380	$296
Capital Expenditures	20	31	17	14	19
Free Cash Flow	$186	$105	$191	$366	$277

Cash and Cash Equivalents

(In Millions)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Cash and Cash Equivalents	$1,307	$928	$743	$847	$1,014

•Approximately 36 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Stock Repurchase

(In Millions, Except Share Price)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Share Repurchase	$75	$130	$172	$220	$110
Number of Shares	0.717	1.123	1.323	1.720	0.723
Average Share Price	$104.62	$115.78	$130.01	$127.91	$152.14

Employees

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Headcount	8,674	8,746	8,990	9,092	9,257

October 25, 2021	Cadence Q3 2021 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements which are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations and Cadence’s ability to access capital and debt markets; (vii) the acquisition of other companies or technologies or the failure to successfully integrate and operate them; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (ix) the effects of any litigation, regulatory or other proceedings to which Cadence is or may become a party; and (x) the duration, severity and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence's repurchase of its common stock under the authorizations will be subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2021 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

October 25, 2021	Cadence Q3 2021 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q3 2020	Q4 2020*	Q1 2021	Q2 2021	Q3 2021

GAAP total costs and expenses	$497	$575	$532	$543	$557

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(45)	(59)	(53)	(50)	(53)
Amortization of acquired intangibles	(16)	(17)	(16)	(17)	(17)
Acquisition and integration-related costs	(6)	(7)	(5)	(6)	(5)
Restructuring and other (charges) credits	—	(10)	—	—	—
Non-qualified deferred compensation (expenses) credits	(2)	(4)	(2)	(2)	1
Special charges**	—	—	—	(27)	—
Non-GAAP total costs and expenses †	$428	$478	$456	$441	$483

* Q4 2020 was a 14-week quarter.
** Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2017	2018	2019	2020*	2021E

GAAP total costs and expenses	$1,619	$1,742	$1,845	$2,037	$2,204

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(130)	(168)	(182)	(197)	~(214)
Amortization of acquired intangibles	(57)	(53)	(53)	(64)	~(67)
Acquisition and integration-related costs	(8)	(20)	(8)	(23)	~(22)
Restructuring and other (charges) credits	(9)	(11)	(9)	(9)	~1
Non-qualified deferred compensation (expenses) credits	(6)	1	(5)	(5)	~(4)
Special charges **	—	—	(1)	—	~(27)
Non-GAAP total costs and expenses †	$1,409	$1,491	$1,587	$1,739	~$1,871

* Fiscal 2020 was a 53-week year.
** 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 25, 2021	Cadence Q3 2021 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

GAAP gross margin as a percent of total revenue	87.7%	90.3%	88.6%	89.5%	89.8%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.2%	0.3%	0.2%	0.2%	0.3%
Amortization of acquired intangibles	1.7%	1.6%	1.6%	1.7%	1.5%
Non-qualified deferred compensation expenses	0.0%	0.0%	0.0%	0.0%	0.0%
Special charges *	0.0%	0.0%	0.0%	0.4%	0.0%
Non-GAAP gross margin as a percent of total revenue †	89.6%	92.2%	90.4%	91.8%	91.6%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 25, 2021	Cadence Q3 2021 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021E

GAAP operating margin as a percent of total revenue	25%	24%	28%	25%	26%	~24%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	8%	7%	7%	7%	8%
Amortization of acquired intangibles	3%	2%	2%	2%	2%	2%
Acquisition and integration-related costs	1%	1%	1%	1%	1%	1%
Restructuring and other charges (credits)	0%	1%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	1%	0%	0%	0%	0%
Special charges *	0%	0%	0%	4%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	36%	37%	38%	39%	36%	~35%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2016	2017	2018	2019	2020	2021E

GAAP operating margin as a percent of total revenue	13%	17%	19%	21%	24%	~26%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	6%	7%	8%	8%	7%	7%
Amortization of acquired intangibles	4%	3%	2%	2%	3%	2%
Acquisition and integration-related costs	1%	0%	1%	0%	1%	1%
Restructuring and other charges	2%	1%	0%	1%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%
Special charges *	0%	0%	0%	0%	0%	1%
Non-GAAP operating margin as a percent of total revenue †	26%	28%	30%	32%	35%	~37%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 25, 2021	Cadence Q3 2021 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021E

Diluted net income per share on a GAAP basis	$0.58	$0.62	$0.67	$0.56	$0.63	$0.49 - $0.53
Stock-based compensation expense	0.16	0.21	0.19	0.18	0.19	0.21
Amortization of acquired intangibles	0.06	0.06	0.06	0.06	0.06	0.06
Acquisition and integration-related costs	0.02	0.02	0.02	0.02	0.02	0.02
Restructuring and other charges (credits)	—	0.04	—	—	—	—
Non-qualified deferred compensation expenses (credits)	—	0.01	—	0.01	—	—
Special charges *	—	—	—	0.10	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	—	(0.02)	(0.01)	(0.01)	—	—
Income tax effect of non-GAAP adjustments	(0.12)	(0.11)	(0.10)	(0.06)	(0.10)	(0.02)
Diluted net income per share on a non-GAAP basis †	$0.70	$0.83	$0.83	$0.86	$0.80	$0.76 - $0.80

Shares used in calculation of diluted net income per share	280,024	280,173	280,140	278,558	278,311

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Q2 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 25, 2021	Cadence Q3 2021 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2016	2017	2018	2019	2020	2021E

Diluted net income per share on a GAAP basis	$0.70	$0.73	$1.23	$3.53	$2.11	$2.36 - $2.40
Stock-based compensation expense	0.37	0.46	0.60	0.65	0.71	0.77
Amortization of acquired intangibles	0.21	0.20	0.19	0.19	0.23	0.24
Acquisition and integration-related costs	0.04	0.03	0.07	0.03	0.08	0.08
Restructuring and other charges (credits)	0.14	0.03	0.04	0.03	0.03	—
Non-qualified deferred compensation expenses (credits)	0.01	0.02	(0.01)	0.02	0.02	0.01
Special charges*	—	—	—	—	—	0.10
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.02)	(0.05)	—	(0.01)	—	(0.02)
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	—	(2.05)	—	—
Income tax related to transition tax	—	0.24	—	—	—	—
Income tax related to tax rate change	—	0.09	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.24)	(0.35)	(0.25)	(0.19)	(0.38)	(0.30)
Diluted net income per share on a non-GAAP basis †	$1.21	$1.40	$1.87	$2.20	$2.80	$3.24 - $3.28

Shares used in calculation of diluted net income per share	291,256	280,221	281,144	280,515	279,641	278 - 280M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 25, 2021	Cadence Q3 2021 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2019	FY 2020	FY 2021E

GAAP total other income and expense	$(12.8)	$(12.8)	$(13) - $(15)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(1.3)	(0.5)	(4)
Non-GAAP total other income and expense†	$(14.1)	$(13.3)	$(17) - $(19)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 25, 2021	Cadence Q3 2021 Financial Results	12